SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Micro Linear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MICRO LINEAR CORPORATION

2050 Concourse Dr.
San Jose, CA 95131
(408) 433-5200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 4, 2004

June 22, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Micro Linear Corporation, a Delaware corporation (the “Company”), which will be held on Wednesday, August 4, 2004 at 10:00 a.m. Pacific Daylight Time at the Company’s headquarters, 2050 Concourse Dr., San Jose, California.

      At the meeting we will:

1. Elect six directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are elected and qualified;

2. Ratify the selection of PricewaterhouseCoopers LLP as Micro Linear’s independent auditors for the fiscal year ending January 2, 2005; and

3. Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

      Stockholders of record as of the close of business on Monday, June 7, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders eligible to vote at the meeting will be available for review during Micro Linear’s regular business hours at our headquarters, located at 2050 Concourse Drive, San Jose, California, for ten days prior to the meeting.

      It is important for your shares to be represented at the Annual Meeting. We hope that you will promptly mark, sign, date and return the enclosed proxy even if you plan to attend the meeting. Your proxy card may also include instructions about how to vote by telephone or by using the Internet. If you attend the meeting on August 4, you may vote in person even if you have already returned a Proxy Card.

      We look forward to seeing you at the meeting.

For the Board of Directors,

JORGE DEL CALVO
Secretary

June 22, 2004

San Jose, California

IMPORTANT: Whether or not you plan to attend the meeting, please complete and promptly return the enclosed proxy in the envelope provided.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH
PROPOSAL TWO
RATIFICATION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

MICRO LINEAR CORPORATION

2050 Concourse Dr.
San Jose, CA 95131
(408) 433-5200

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

      The Board of Directors of Micro Linear Corporation, a Delaware corporation (which we will refer to as the “Company” or “Micro Linear” throughout this Proxy Statement), is soliciting proxies for the 2004 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. The Annual Meeting will be held on Wednesday, August 4, 2004 at 10:00 a.m. Pacific Daylight Time, and any adjournment or postponement thereof, at the Company’s headquarters, 2050 Concourse Dr., San Jose, California (the “Annual Meeting”).

      This Proxy Statement, the accompanying proxy card and Micro Linear’s Annual Report on Form 10-K, which contains financial statements and schedules required to be filed for the fiscal year ended December 28, 2003, will be first mailed on or about June 22, 2004 to stockholders entitled to vote at the meeting. Our principal executive offices are located at 2050 Concourse Dr., San Jose, CA 95131. Our telephone number is (408) 433-5200.

      Micro Linear will pay the cost of soliciting proxies, including expenses incurred by brokerage firms and other representatives of beneficial owners in forwarding solicitation materials to beneficial owners. Directors, officers and regular employees may solicit proxies, either personally or by fax or telephone, on behalf of Micro Linear, without additional compensation.

      Micro Linear will provide copies of exhibits to the Annual Report on Form 10-K to any requesting stockholder upon payment of a reasonable fee and upon request of the stockholder made in writing to Micro Linear Corporation, 2050 Concourse Drive, San Jose, California 95131, Attn: Gwen Adams, Investor Relations. The request must include a representation by the stockholder that, as of June 7, 2004, the stockholder was entitled to vote at the Annual Meeting.

Who Can Vote

      Stockholders of record at the close of business on June 7, 2004 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to vote at the Annual Meeting. As of June 7, 2004, 12,390,890 shares of our common stock, $0.001 par value per share (the “Common Stock”), were outstanding and entitled to vote.

How You Can Vote

      You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. Shares represented by the proxies received in response to this solicitation, and not properly revoked, will be voted at the Annual Meeting in accordance with the instructions on the proxy. On matters coming before the Annual Meeting for which the stockholder specifies a choice on the proxy card, the shares will be voted accordingly. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares “FOR” the election of the six nominees for director listed in this Proxy Statement and “FOR” the ratification of the selection of Micro Linear’s independent auditors.

      Telephone and Internet voting information is provided on the proxy card if these options are available to you. Votes submitted via the Internet or by telephone must be received by the deadline given on the proxy, which is earlier than the time of the Annual Meeting. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person, should you decide to attend the Annual Meeting.

      Shares held directly in your name as the stockholder of record may be voted in person at the meeting. If you choose to attend the meeting, please bring the enclosed Proxy Card or proof of identification to the meeting. If you hold your shares in a brokerage account in the broker’s name (“street name”), you must request a legal proxy from your stockbroker in order to vote at the meeting.

Revocability of Proxies

      Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•	By voting in person at the Annual Meeting;

•	By submitting written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or

•	By submitting another proxy of a later date that is properly executed prior to or at the Annual Meeting.

Required Vote

      Each holder of Common Stock is entitled to one vote for each share held as of the Record Date. In the election of directors, you may vote “FOR” all of the nominees, or your vote may be “WITHHELD” with respect to one or more of the nominees. Directors are elected by a plurality vote, and the six persons receiving the highest number of “FOR” votes will be elected. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposal(s) submitted for stockholder approval at the Annual Meeting. The other proposal(s) submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal, and thus will have the same effect as a vote against a proposal.

      If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote “FOR” each Director and “FOR” the ratification of PricewaterhouseCoopers LLP as Micro Linear’s independent public accountants.

Quorum; Abstentions; Broker Non-Votes

      The presence in person or by proxy of the holders of a majority of the outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If you do not vote, and you hold your shares in a brokerage account in your broker’s name (in “street name”), your broker will have discretionary authority to vote your shares “FOR” each director or to withhold votes for each or every director. Your broker will also have the discretionary authority to vote your shares “FOR” or “AGAINST” the ratification of the selection of PricewaterhouseCoopers LLP. These “broker non-votes” will be counted for purposes of establishing a quorum for the meeting. These shares will not be counted for purposes of determining the number of votes cast with respect to any proposal on which a broker has expressly not voted, or does not have the discretionary authority to vote your shares without instructions from you. Thus, a broker non-vote will not affect the outcome of the voting on a particular proposal.

      Voting results are tabulated and certified by our transfer agent, American Stock Transfer and Trust Company. The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the third quarter of fiscal year 2004.

IMPORTANT

      Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

      The Board of Directors proposes the election of six directors of the Company at the Annual Meeting. A majority of the members of the Board of Directors that are considered independent has recommended, and the Board of Directors has designated, the six nominees listed below. Unless otherwise instructed, proxy holders will vote the proxies received by them “FOR” the Company’s six nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not currently anticipated, proxies will be voted for any nominee recommended by a majority of the members of the Board of Directors that are considered independent and designated by the present Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified.

      The Company’s Bylaws currently provide that the Company shall have six directors. The authorized number of directors may be changed by an amendment to the bylaws adopted by resolution of a majority of the members of the board of directors.

      Biographical information concerning each of the nominees is set forth below.

	Director
Name	Since	Age	Principal Business Experience for the Past Five Years

Timothy R. Richardson	2000	47	Mr. Richardson was appointed President and Chief Executive Officer of the Company in May 2002, and has served as a director of the Company since March 2000. From August 2000 to May 2002, Mr. Richardson served as Executive Vice President of Business Development of Bandwidth9, a manufacturer of optical components for the telecommunications market. From 1996 to August 2000, Mr. Richardson was the President of VeriFiber Technologies, an optical component and systems manufacturer which he founded. VeriFiber was acquired in August 2000 by Bandwidth9.
David L. Gellatly	1997	61	Since May 2002, Mr. Gellatly has been an industry consultant with Avidd Consulting, a consultancy firm. From December 2003 to April 2004, Mr. Gellatly was a consultant for Theta Microelectronics, a semiconductor company, serving as its Acting President and Chief Executive Officer. From January 1999 until May 2002, Mr. Gellatly served as the Company’s Chief Executive Officer, President and Chairman of the Board. From 1982 to January 1999, Mr. Gellatly was the principal of New Technology Marketing, a marketing consultancy firm.

	Director
Name	Since	Age	Principal Business Experience for the Past Five Years

William B. Pohlman(1)(2)	1999	62	Mr. Pohlman is currently Vice-President of Special Projects of Primarion, Inc., a semiconductor company. From January 2003 until January of 2004, Mr. Pohlman was Chairman of the Board of Primarion, Inc. From December 1999 to January 2003, he served as Chief Technology Officer and Chairman of the Board of Primarion, Inc. From August 1985 to May 1999, he held various management positions with Intel Corporation, including Vice President, Microprocessor Group and Director of Development Efficiency Programs.
Laura Perrone(1)	2004	47	Since September 2003, Ms. Perrone has been Vice President and Chief Financial Officer of Omneon Video Networks, a provider of content storage technologies for the production and broadcast distribution of digital media. From January 2002 until March of 2002, Ms. Perrone was Consultant to the Chief Executive Officer of Icarian Inc., a workforce management software and service provider. From April 1999 through December 2001, Ms. Perrone was Vice President and Chief Financial Officer of Icarian Inc. From 1995 until April 1999, Ms. Perrone was Vice President of Finance and Chief Financial Officer of Rendition, Inc., a semiconductor company.
Joseph D. Rizzi(1)(2)	1997	62	Since 1998, Mr. Rizzi has been a private investor. From 1986 through 1998, he served as a General Partner of Matrix Partners, a venture capital firm. Mr. Rizzi also serves as a member of the board of directors of Veritas Software Corporation, a developer of storage management software.
A. Thampy Thomas(1)(2)	2002	58	Since June 2002, Dr. Thomas has served as the Chairman and Chief Executive Officer of PostX Corporation, a provider of enterprise software for secure electronic delivery of business information. From 1998 through June 2002, Dr. Thomas was a private investor.

(1)	Member of the Audit Committee. Ms. Perrone was appointed to the Audit Committee in March 2004.

(2)	Member of the Compensation Committee. Mr. Thomas was appointed to the Compensation Committee in March 2004

      There are no family relationships between any directors or executive officers of the Company.

Vote Required for Approval

      The six candidates receiving the highest number of “FOR” votes shall be elected to the Company’s Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

      The Board of Directors recommends that the stockholders vote “FOR” the nominees set forth above.

Board Meetings and Committees

      The Board of Directors of the Company held six meetings during fiscal 2003. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve, except Mr. William Pohlman, who attended 66 2/3% of the meetings of the Board of Directors during 2003, and Mr. A. Thampy Thomas, who attended 60% of the meetings of the Audit Committee during 2003.

      Although the Company’s directors are encouraged to attend the Company’s Annual Meeting, the Company does not have a formal policy requiring directors to attend the Annual Meeting. One director attended the 2003 Annual Meeting.

      The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules. The Board of Directors does not have a formal Nominating Committee. The Board has the independent directors (based on the Nasdaq definition of independence) on the Board make recommendations to the full Board regarding candidates for nomination and the size and composition of the Board. The Board believes that this process effectively serves the functions of a nominating committee, and does not believe there is a need for a separate, formal nominating committee. The directors that participate in the consideration of director nominees are Joseph Rizzi, A. Thampy Thomas, William Pohlman and Laura Perrone.

      The Audit Committee, which in fiscal 2003 consisted of James Harrison (January — August 6, 2003), William Pohlman (August 6, 2003 — December 2003), A. Thampy Thomas and Joseph Rizzi, held five meetings during fiscal 2003. Mr. Harrison resigned from the Audit Committee in August 2003 when he retired from the Board of Directors. The Audit Committee’s primary functions are to review and discuss the financial statements and the internal financial reporting system and controls of the Company with the Company’s management and independent auditors, review the scope of the annual audit, monitor the relationship of the Company with its independent auditors, advise and assist the Board of Directors in evaluating the examination by the independent auditors, appoint, and approve the fees paid to, a firm of certified public accountants whose duty is it to audit the financial statements of the Company for the fiscal year for which it is appointed, and review and pre-approve audit and permissible non-audit services provided by the Company’s independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. However, the Audit Committee does consult with management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs. The Audit Committee also meets with the independent auditors, with and without management present, to discuss their evaluations of the Company’s internal controls, the results of their examination(s) and the overall quality of the company’s financial reporting.

      Ms. Laura Perrone was elected to Micro Linear’s Board of Directors on March 18, 2004 and was also appointed to serve as a member of the Audit Committee. The Board of Directors of Micro Linear Corporation has determined that Laura Perrone is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

      The Compensation Committee in fiscal 2003 consisted of Joseph Rizzi and William Pohlman. There were no matters requiring the Committee’s attention during fiscal 2003 and it therefore did not meet. The Compensation Committee makes recommendations to the Board of Directors regarding the Company’s executive compensation policies and administers the Company’s stock option plans and employee stock purchase plan.

Director Nominations

      As described above, the independent directors recommend nominees for election as directors. The candidates for election at this Annual Meeting were recommended by such independent directors. Such independent directors will consider proposals for nomination from stockholders that are made in writing to the Company’s Secretary, that are timely received and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications.

      The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The independent directors will recommend candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The independent directors believe that a nominee for director must have the following specific, minimum qualifications: (i) experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, (ii) high personal and professional ethics, and (iii) the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director.

      Other than the foregoing there are no stated minimum criteria for director nominees. The Company believes, however, that it is appropriate for at least one, and preferably multiple members of the Board, to meet the criteria for an “audit committee financial expert” as defined by the Securities and Exchange Commission, and that a majority of the members of the Board meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Company also believes it is appropriate for certain key members of management to participate as members of the Board.

      In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. Stockholders wishing to propose qualified nominees may do so by submitting the names of such nominees together with other required information to the Company’s Secretary according to the procedures set forth in the Company’s Bylaws.

      The independent directors review annually the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. Candidates considered for nomination to the Board may come from several sources, including current and former directors, professional search firms and shareholder nominations. Nominees for director are evaluated by the independent directors, who may retain the services of a professional search firm to assist them in identifying or evaluating potential nominees.

Stockholder Communication with the Board of Directors

      Stockholders may send communications to the Board or individual Board members to the offices of the Company, 2050 Concourse Dr., San Jose, California, 95131; Attn.: Gwen Adams, Investor Relations. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Company will compile all such communications and forward them to the appropriate director or directors based on the subject matter or to the individual director or directors to whom such communication is addressed.

Compensation of Directors

      Directors do not receive cash compensation for serving on the Board of Directors other than reasonable out-of-pocket expenses in accordance with the Company’s travel policy for each Board or committee meeting they attend in person. Non-employee directors participate in the Company’s 1994 Director Option Plan (the “Director Plan”). Under an amendment to the Director Plan approved by our stockholders in June 2000, each non-employee director automatically receives an option to purchase 50,000 shares of Common Stock on the date upon which he or she first becomes a director. This initial grant vests at the rate of twenty-five percent (25%) of the shares subject to the option on each of the first and second anniversaries of the date of grant and  1/48 of the shares subject to the option each month thereafter. In addition, each non-employee director automatically receives an option to purchase 10,000 shares of Common Stock upon re-election to the Board of Directors at each annual meeting of stockholders, provided the director has been a member of the Board of Directors for at least six months upon the date of re-election. The annual re-election grants vest ratably over a twelve-month period. Options granted under the 1994 Director Option Plan have an exercise price equal to the fair market value of the Common Stock on the date of grant and a term of 10 years. Each non-employee director re-elected at the 2003 Annual Meeting of stockholders received an option to purchase 10,000 shares of common stock. In the event of a merger, or the sale of substantially all of the assets of the Company, if the successor corporation does not agree to assume options awarded under the 1994 Director Option Plan, or to substitute equivalent options, each such outstanding option becomes fully vested and exercisable.

      On July 3, 2003, the Board of Directors granted options to purchase 10,000 shares to each member of the Board’s Audit Committee and Compensation Committee in consideration for each committee member’s services to the Board. These shares have an exercise price equal to the fair market value of our Common Stock on the date of grant and vest over a twelve-month period, with vesting commencing on August 6, 2003, the date of our 2003 Annual Meeting of Stockholders. Shares vest and become exercisable only if the optionee is, as of the vesting date, still a member of the committee for which services such shares are granted. All of these grants were made under our 1998 Nonstatutory Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

      During fiscal 2003, the Compensation Committee of the Board of Directors consisted of Mr. Rizzi and Mr. Pohlman, neither of whom is an officer or employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of June 7, 2004 as to shares of Common Stock beneficially owned by:

•	each person known to the Company to beneficially own five percent or more of the outstanding Common Stock;

•	each of the current directors and nominees for director of the Company;

•	each of the executive officers named under “Executive Compensation — Summary Compensation Table”; and

•	all current directors and executive officers as a group.

      Ownership information is based solely on information furnished by the respective individuals and entities as the case may be. The percentage of Common Stock beneficially owned is based on 12,390,890 shares of Common Stock issued and outstanding as of June 7, 2004. Unless otherwise indicated, the address for the following beneficial owners is c/o Micro Linear Corporation, 2050 Concourse Drive, San Jose, California 95131.

	Shares	Exercisable	Total Shares	Percent of
	Beneficially	Within 60 Days	Beneficially	Common Stock
Name and Address of Beneficial Owner	Owned	of 6/7/2004	Owned(1)	Outstanding

5% Stockholders
Wellington Management Co., LLP(2)	1,227,700	—	1,227,700	9.91%
75 State Street
Boston, MA 02109
Dimensional Fund Advisors, Inc.(3)	740,900	—	740,9000	5.98
1299 Ocean Avenue, 11th Fl
Santa Monica, CA 90401
Executive Officers and Directors
Timothy A. Richardson	—	339,583	339,583	2.67
Michael W. Schradle	2,500	161,248	163,748	1.30
Brent D. Dix	1,000	126,875	127,875	1.02
Peter L. Manno	1,250	77,083	78,333	*
David C. Neubauer	2,250	193,750	196,000	1.56
David L. Gellatly	20,000	637,000	657,000	5.04

	Shares	Exercisable	Total Shares	Percent of
	Beneficially	Within 60 Days	Beneficially	Common Stock
Name and Address of Beneficial Owner	Owned	of 6/7/2004	Owned(1)	Outstanding

Laura Perrone(4)	—	—	—	*
William B. Pohlman	7,300	105,000	112,300	*
Joseph D. Rizzi	277,000	124,000	401,000	3.20
A. Thampy Thomas	—	46,042	46,042	*
All officers and directors as a group (12 persons)	514,600	1,824,331	2,338,931	16.45%

*	Less than 1%.

(1)	To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 7, 2004 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing ownership of any other person.

(2)	Based solely on Schedule 13G/ A filed with the Securities and Exchange Commission on March 10, 2004. Wellington Management Co., LLP, in its capacity as an investment adviser, may be deemed to beneficially own 1,227,700 shares of our Common Stock, which shares are held by clients of Wellington Management Co., LLP.

(3)	Based solely on Schedule 13G/ A filed with the Securities and Exchange Commission on February 6, 2004. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds”. In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over 740,900 shares of our Common Stock owned by the Funds, and may be deemed to be the beneficial owner of these shares. However, all these shares are owned by the Funds. Dimensional disclaims beneficial ownership of these shares.

(4)	Ms. Perrone was elected to the Board of Directors on March 18, 2004.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes all compensation paid during 2003, 2002 and 2001 to our Chief Executive Officer and each of our other four most highly compensated executive officers as of the end of fiscal 2003 whose salary and bonus for services rendered in fiscal 2003 exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation
				Other Annual	Securities	All Other
			Bonus	Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	($)(1)	($)(2)	Options (#)	($)(3)

Timothy A. Richardson(4)	2003	$300,000	$—	$118,793	—	$6,183
President and	2002	167,308	42,788	—	510,000	139,142
Chief Executive Officer
Brent D. Dix(5)	2003	200,000	—	461	70,000	4,221
Vice President,	2002	200,000	50,667	34,399	—	16,009
Engineering	2001	56,154	25,333	—	150,000	30,090
Peter L. Manno(6)	2003	215,000	—	3,340	45,000	9,612
Vice President,	2002	215,000	26,000	1,290	—	9,612
Worldwide Sales	2001	101,712	—	—	100,000	5,902
David C. Neubauer(7)	2003	200,004	—	3,340	45,000	9,974
Vice President,	2002	200,003	23,333	1,505	—	10,645
Strategic Accounts	2001	200,003	46,667	—	50,000	7,892
Michael W. Schradle(8)	2003	200,004	—	2,176	70,000	10,327
Chief Financial Officer,	2002	199,744	16,667	2,580	—	10,327
Vice President, Finance &	2001	200,004	33,333	430	50,000	10,327
Operations

(1)	Amounts paid as bonuses for services rendered are reported for the year in which they were earned, even if they were paid in the following fiscal year.

(2)	Amounts in this column represent reimbursement during the fiscal year for the payment of taxes. Mr. Richardson’s reimbursement consists mainly of taxes related to his relocation package.

(3)	The amounts in this column are described below:

		Exec Life	Long-Term	Company	Living	Total,
		Insurance	Disability	401(k)	Expenses,	All Other
Name	Year	Premiums	Premiums	Contributions	Relocation	Compensation

Timothy A Richardson	2003	$1,800	$2,383	$—	$(2,000)	$6,183
	2002	525	—	—	138,617	139,142
Brent D. Dix	2003	600	1,541	2,080	—	4,221
	2002	600	1,541	1,920	11,948	16,009
	2001	90	—	—	30,000	30,090
Peter L. Manno	2003	3,960	3,572	2,080	—	9,612
	2002	3,960	3,572	2,080	—	9,612
	2001	1,290	3,572	1,040	—	5,902
David C. Neubauer	2003	3,960	3,934	2,080	—	9,974
	2002	3,960	4,605	2,080	—	10,645
	2001	1,505	4,307	2,080	—	7,892
Michael W. Schradle	2003	2,580	5,667	2,080	—	10,327
	2002	2,580	5,667	2,080	—	10,327
	2001	2,580	5,667	2,080	—	10,327

(4)	Mr. Richardson became President and Chief Executive Officer in May 2002.

(5)	Mr. Dix became Vice President, Engineering in July 2002, after joining us as Vice President of the Salt Lake City Design Center in September 2001.

(6)	Mr. Manno became Vice President of Marketing in June 2001. In December 2002, he became Vice President of Worldwide Sales.

(7)	Mr. Neubauer became Vice President of Sales in May 1999, and Vice President, Strategic Accounts in December 2002.

(8)	Mr. Schradle became Chief Financial Officer and Vice President of Finance in July 2000. In October 2002, he assumed the additional role of Vice President of Operations.

Option Information

      The following tables set forth information regarding stock options granted to the Named Executive Officers during 2003, as well as options held by such officers as of December 31, 2003.

      In addition, in accordance with the Securities and Exchange Commission rules, the first table shows the hypothetical gains that would exist for these options. Gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted, and do not represent our estimates or projections of future stock prices. There can be no assurance that any of the values reflected in the table will be achieved. The actual value that an executive may realize, if any, will depend upon the difference between the market price of our Common Stock and the exercise price of the option on the date the option is exercised.

Option Grants in Last Fiscal Year

	Individual Grants(1)
					Potential Realizable Values
	Number of				at Assumed-Annual-Rates
	Securities				of Stock-Price-Appreciation
	Underlying	% of Total	Exercise		(Through Expiration Date)
	Options	Options	Price	Expiration
Name	Granted (#)	Granted(2)	($ per share)	Date	5% ($)	10% ($)

Timothy A Richardson	—	—	—	—	—	—
Brent D. Dix	70,000	7.32	$3.05	7/21/2013	$134,269	$340,264
Peter L. Manno	45,000	4.71	3.18	10/21/2013	89,995	228,065
David C. Neubauer	45,000	4.71	3.18	10/21/2013	89,995	228,065
Michael W. Schradle	70,000	7.32	3.05	7/21/2013	134,269	340,264

(1)	All options were granted under the 1991 Stock Option Plan or the 1998 Nonstatutory Stock Option Plan, and are subject to the terms of such plan. Unless otherwise noted, options vest cumulatively to the extent of 25% of the shares subject to the option on the first anniversary of the date of grant and an additional 1/48 of the shares subject to the option at the end of each one-month period thereafter. The exercise price is 100% of the fair market value of our Common Stock on the date of grant. The options have a term of 10 years, but may terminate earlier in connection with termination of employment.

(2)	Based on a total of 966,000 options granted to employees in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table shows information about option exercises during 2003 and the value of unexercised options at the end of 2003 for each of the Named Executive Officers. Value at fiscal year end is measured as the difference between the exercise price and the fair market value on December 31, 2003.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		Fiscal Year End (#)		Fiscal Year End ($)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy A Richardson	—	—	259,582	310,418	$433,435	$620,165
Brent D. Dix	—	—	84,375	135,625	249,749	369,951
Peter L. Manno	—	—	62,500	82,500	203,750	229,350
David C. Neubauer	—	—	182,291	62,709	314,046	133,304
Michael W. Schradle	—	—	121,874	98,126	70,544	201,906

Employment Contracts and Termination of Employment and Change of Control Arrangements

      In May 2002, Timothy Richardson was elected as President and Chief Executive Officer of the Company. Pursuant to the terms of his employment agreement, Mr. Richardson’s base salary is $300,000 per year. He will have the opportunity to earn a bonus of up to $100,000, payment of which will be determined by the Compensation Committee of the Board of Directors, based upon successful completion of certain performance objectives. In addition, Mr. Richardson received an option to purchase 500,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date. The option has a one-year cliff after which 25% of the shares subject to the option become exercisable, and thereafter the remaining shares become exercisable in equal monthly installments over the next three years. In the event of a change of control of the Company, 100% of the shares subject to the option shall become immediately exercisable. In addition, Mr. Richardson’s employment agreement provides that we will maintain a life insurance policy and long-term disability policy during his tenure as Chief Executive Officer. Under the terms of his agreement, if Mr. Richardson is terminated by the Company “without cause” or resigns for “good reason” (as those terms are defined in the agreement), we will continue his base salary and group health and life insurance benefits for 12 months.

      In the event of a “change of control,” 50% of the unvested shares subject to options held by each Named Executive Officer other than the Chief Executive Officer immediately vest and become exercisable. For this purpose, “change of control” is defined as an acquisition of the Company or the sale of all or substantially all of our assets.

      Michael Schradle, Chief Financial Officer and Vice President of Finance and Operations, has an agreement with us providing for severance equal to six months of base salary and group health benefits in the event his employment is terminated by us “without cause.” In addition to the 50% acceleration of his stock options in the event of a change of control, if within twelve months of a change of control Mr. Schradle is terminated as an employee “without cause”, or is “constructively terminated”, as those terms are defined in his stock option agreement, all remaining unvested shares subject to his options vest and become exercisable.

      David Neubauer, Vice President of Strategic Accounts, has an agreement with us providing for severance equal to six months of base salary and six months of continuing medical benefits in the event that his employment is terminated by us “without cause” (as defined in the agreement).

      Peter Manno, Vice President of Marketing, has an agreement with us providing for severance equal to six months of base salary, and acceleration of the vesting of 50% of all unvested stock options, in the event Mr. Manno’s employment is terminated by us “without cause” (as defined in the agreement).

      Brent Dix, Vice President of Engineering, has an agreement with us providing for severance equal to six months of base salary in the event his employment is terminated by us “without cause” (as defined in the agreement).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the fiscal year ended December 28, 2003, there was no transaction or series of transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described above under “Compensation of Executive Officers.”

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

      The compensation committee of the Board of Directors (the “Compensation Committee”) sets, reviews and administers the executive compensation program of the Company. During 2003 two non-employee directors, Messrs. Joseph Rizzi and William Pohlman, served as members of the Compensation Committee. Mr. A. Thampy Thomas was appointed to the Compensation Committee in March 2004. The role of the Compensation Committee is to establish and recommend salaries and other compensation paid to executive officers of the Company and to administer the Company’s stock option plans and employee stock purchase plan. The Company’s Board of Directors reviews and approves all stock option grants to employees and all executive officer base salaries and cash bonus payments.

      Compensation Philosophy. The Company’s compensation philosophy is that cash compensation must (a) be competitive with compensation offered by other semiconductor companies of comparable size, in order to help motivate and retain existing staff, and (b) provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to stay with the Company to a degree that is critical to the Company’s long-term success.

      The Company generally intends to qualify executive compensation for deductibility under section 162(m) of the Internal Revenue Code, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. The Company does not expect that the compensation to be paid to any of its executive officers for fiscal 2004 will exceed the $1 million limit.

      Components of Executive Compensation. The principal cash components of executive compensation are base salary and cash bonuses. The equity component consists of stock options. Base salary is set for executives commensurate with each officer’s level of responsibility and competitive with salaries paid by companies of comparable size within the Company’s industry.

      It is the policy of the Company that variable, at-risk bonus compensation, should comprise a meaningful portion of the annual executive compensation and should be determined by the performance of each executive officer, based on stated individual goals and the overall earnings performance of the Company. The actual bonus award for executive officers other than the Chief Executive Officer is determined by the Chief Executive Officer, with review by the Compensation Committee. The Chief Executive Officer’s actual bonus payment is determined by the Compensation Committee. The Company did not target or pay performance bonuses in 2003.

      Stock options are generally granted when an executive joins the Company and on an annual basis thereafter. The options granted to each executive vest over a four-year period. In addition to the stock option program, executives are eligible to participate in the Company’s 1994 Employee Stock Purchase Plan, pursuant to which stock may be purchased at 85% of the lower of the fair market value at the beginning and end of each offering period.

      Other elements of executive compensation include a supplemental life insurance program, supplemental long-term disability insurance, Company-wide medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The Company matches annual contributions under the 401(k) plan up to a maximum of $2,080.

Chief Executive Officer Compensation

      The Compensation Committee determines the compensation of the Chief Executive Officer using the same criteria as for the other executive officers.

      In May 2002, Timothy Richardson was elected as President and Chief Executive Officer of the Company. Pursuant to the terms of his Employment Agreement, Mr. Richardson’s base salary is $300,000 per year. Mr. Richardson will have the opportunity to earn a bonus of up to $100,000, payment of which will be determined by the Compensation Committee of the Board based upon successful completion of certain performance objectives. In addition, Mr. Richardson received an option to purchase 500,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the grant date. The option vests over four years, and is subject to 100% acceleration of vesting upon a change in control of the Company. Mr. Richardson did not receive a bonus during fiscal 2003.

THE COMPENSATION COMMITTEE

Joseph D. Rizzi
William Pohlman

STOCK PRICE PERFORMANCE GRAPH

      In accordance with the rules of the Securities and Exchange Commission (the “SEC”), the following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Common Stock with the Standard & Poor’s Semiconductor Index and the Nasdaq US Index, assuming an investment of $100 in each on December 31, 1998. The stock price information shown on the graph below is not necessarily indicative of future price performance.

PERFORMANCE GRAPH

		INDEXED RETURNS
		Years Ending
	Base
	Period
Company/ Index	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03

MICRO LINEAR CORP	100	207.58	96.97	67.88	77.58	135.52
NASDAQ U.S. INDEX	100	185.43	111.83	88.76	61.37	91.75
S&P 500 SEMICONDUCTORS	100	156.88	123.06	103.57	50.52	99.77

      The information contained above under the captions “Report of the Compensation Committee of the Board of Directors” and “Stock Price Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except that the Company specifically incorporates it by reference into such filing.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

      The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with laws and regulations. The Audit Committee operates under a written charter initially adopted by the Board of Directors and the Audit Committee on October 31, 2000, which was amended and restated on March 18, 2004. A copy of the charter is attached as Appendix A to this Proxy Statement. The Company’s management has primary responsibility for preparing financial statements and the financial reporting process. The Company’s independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements in accordance with generally accepted accounting principles.

      During the fiscal year ended December 28, 2003, the Audit Committee was composed of three independent directors: William Pohlman, Joseph Rizzi and A. Thampy Thomas. Each of them is independent as defined by the current listing standards of the Nasdaq Stock Market. On March 18, 2004, Ms. Laura Perrone was appointed as a member of the Board of Directors and Chairwoman of the Audit Committee.

      The Audit Committee of the Board of Directors:

•	reviewed and discussed the audited financial statements with Company management and PriceWaterhouse Coopers LLP;

•	met privately with PricewaterhouseCoopers LLP and discussed issues deemed significant by PricewaterhouseCoopers LLP, including the matters required to be discussed by Statement of Accounting Standards No. 61; and

•	received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and has discussed with the PricewaterhouseCoopers LLP its independence.

      Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2003, for filing with the Securities and Exchange Commission.

      The Audit Committee considers at least annually whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence. The Audit Committee has concluded that the independence of PricewaterhouseCoopers LLP is not compromised by the services provided.

THE AUDIT COMMITTEE

Laura Perrone
William Pohlman
Joseph Rizzi
A. Thampy Thomas

       (1) The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending January 2, 2005. A representative of PricewaterhouseCoopers is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of PricewaterhouseCoopers LLP to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Relationship with Independent Auditors

      PricewaterhouseCoopers LLP has served as our independent auditors since 1997. Audit services performed by PricewaterhouseCoopers for fiscal 2003 consisted of the examination of our financial statements and services related to filings with the Securities and Exchange Commission. Upon consideration, the Audit Committee determined that the provision of services other than the audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Firm Fee Summary

      In addition to retaining PricewaterhouseCoopers LLP to audit the consolidated financial statements for fiscal 2003, the Company and its subsidiaries retained PricewaterhouseCoopers LLP to provide other related services in fiscal 2003. The aggregate fees billed for professional services by PricewaterhouseCoopers LLP in fiscal 2003 and fiscal 2002 for these various services were:

Audit Fees

      The aggregate audit fees billed or to be billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were approximately $170,000 for fiscal 2003 and $145,000 for fiscal 2002.

Audit-Related Fees

      The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $0 for fiscal 2003 and $6,200 for fiscal 2002. The nature of these services comprising these fees included, among other things, consultations and advice regarding material accounting and internal control issues.

Tax Fees

      The aggregate fees billed or to be billed by PricewaterhouseCoopers LLP in each of the last two fiscal years for professional services related to tax advice, tax compliance, tax planning and foreign tax matters were $48,000 for fiscal 2003 and $50,000 for fiscal 2002. The nature of these services comprising these fees included preparation of federal, state and foreign income tax returns and advice provided regarding state and local income and sales taxes.

All Other Fees

      We did not engage PricewaterhouseCoopers, LLP or pay or incur fees in the last two fiscal years for services other than those reported in the categories above.

Policy on Pre-Approval of Retention of Independent Auditors

      The Audit Committee of the Board of Directors has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by an outside audit firm and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with Securities and Exchange Commission rules and regulations.

      The engagement of PricewaterhouseCoopers LLP for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that PricewaterhouseCoopers LLP provides or in which there is another compelling rationale for using its services.

Vote Required for Approval

      The affirmative vote of a majority of the shares present and voting on the proposal at the Annual Meeting is required to ratify the Audit Committee’s selection. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors for the Company.

      The Board of Directors unanimously recommends voting “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending January 2, 2005.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

      Stockholders of the Company may submit proposals for inclusion in the Company’s 2005 Proxy Statement and consideration at the 2005 Annual Meeting of its stockholders. In order to be included in the Company’s proxy materials for the 2005 Annual Meeting of stockholders, stockholder proposals must be received in writing by the Secretary of the Company no later than February 22, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      If the date of the 2005 Annual Meeting changes by more than 30 days from the date of this year’s Annual Meeting, stockholder proposals may be properly brought before the 2005 Annual Meeting if the stockholder provides written notice to the Secretary of the Company at a reasonable time before the general proxy solicitation takes place. You may obtain a copy of the full text of the Bylaws provisions concerning stockholder proposals by writing to the Secretary of the Company. All notices of proposals by stockholders should be sent to Micro Linear Corporation, 2050 Concourse Drive, San Jose, California 95131, Attention: Investor Relations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, our directors, executive officers and beneficial owners of more than 10% of our Common Stock are required to report their initial ownership of our Common Stock or other equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this report those persons who failed to timely file these reports. To the Company’s knowledge, based solely on its review of the copies of such reports received by it, or written representations from reporting persons, we believe that during the fiscal year ended December 28, 2003, our officers, directors and holders of more than 10% of our Common Stock complied with all Section 16(a) filing requirements applicable to them during fiscal year 2003, except for the following: 1) two Forms 4 reporting three option grants for each of the following people were not timely filed: Joseph Rizzi and William Pohlman; 2) two Forms 4 reporting two option grants for the following person were not timely filed: A. Thampy Thomas; and 3) Forms 4 reporting one option grant for the following people were not timely filed: Brent Dix, David Gellatly, Howard Gopen and Michael Schradle.

OTHER MATTERS

      The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

By Order of the Board of Directors

TIMOTHY RICHARDSON
Chief Executive Officer and President
Member, Board of Directors

June 22, 2004

San Jose, California

MICRO LINEAR CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee (the “Committee”) of the Board of Directors of the Company is to:

1. assist Board oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, (d) the performance of the Company’s independent auditor, and (e) the maintenance of an effective internal audit function;

2. be directly responsible, in its capacity as a committee of the Board of Directors, for the oversight of the work of any public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work;

3. assist the Board of Directors in monitoring financial risk exposures and developing guidelines and policies to govern processes for managing risk;

4. prepare the Committee report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement;

5. assist the Board of Directors in monitoring corporate compliance efforts and developing appropriate guidelines and policies; and

6. perform such other duties and responsibilities enumerated in and consistent with this Charter.

      The Committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership and Procedures

Committee Authority

      The Committee shall be directly responsible for the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

Membership and Appointment

      The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Nominating and Corporate Governance Committee, if any. The members shall meet the independence and qualifications criteria detailed below.

Removal

      The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors. Any Committee member may resign effective upon giving oral or written notice to the Chairman of the Board of Directors, the Corporate Secretary or the Board of Directors (unless the notice specifies a later time for the effectiveness of such resignation).

      If the resignation of a Committee member is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Chairperson

      A chairperson of the Committee (the “Chairperson”) may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management, employees and information. The Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary

      The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board of Directors and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a Director.

Independence and Qualifications

      Each member shall either meet the categorical standards for “independence” established by the Board of Directors or in the absence of such test, the Board of Directors shall make a determination as to whether or not each Director qualifies as independent within the meaning of any applicable law or any listing standard or rule established by the Nasdaq Stock Market (“Nasdaq”). Each member of the Committee shall also meet any additional independence or experience requirements as may be established from time to time by Nasdaq and the SEC. The Board of Directors shall endeavor to appoint at least one member to the Committee who is a “financial expert” as defined by the SEC.

Delegation

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant pre-approvals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to pre-approve an activity shall be presented to the Committee at each of its scheduled meetings. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board of Directors when required.

Authority to Retain and Terminate Advisers

      The Committee shall have the power and authority, at the Company’s expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

Annual Performance Evaluation

      The Committee shall perform an annual performance evaluation of the Committee and assessment of the Audit Committee Charter and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.

Duties and Responsibilities

      The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.

With respect to the independent auditor:

      1. The Committee, or a subcommittee to which the Committee shall have delegated its authority for this purpose, shall approve the provision of all auditing and non-audit services by the independent auditor to the Company and its subsidiaries in advance of the provision of those services and shall also approve the fees and terms of all non-audit services provided by the independent auditor.

      2. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence.

      3. At least annually, the Committee shall obtain and review a report by the independent auditor describing:

(a) The independent auditor’s internal quality-control procedures;

(b) Any material issues raised by the most recent internal quality control review or peer review of the independent auditor’s firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor’s firm, and the steps taken to deal with those issues; and

(c) All relationships between the independent auditor and the Company, in order to assess the auditor’s independence.

      4. The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:

(a) all critical accounting policies and practices to be used;

(b) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c) any other material written communications between the independent auditor and the Company’s management.

With respect to the Company’s financial statements:

      5. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor and the independent auditor, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the SEC.

      6. The Committee shall review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer during their certification process for Forms 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

      7. In connection with its review of the Company’s financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Company’s accounting principles as applied in its financial reporting.

      8. The Committee, as a whole or through the Chairperson, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the external auditor prior to filing of the Company’s Reports on Forms 10-K or 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

      9. Based on its review and discussions with management, the internal auditor and the independent auditor, the Committee shall recommend to the Board of Directors whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K.

      10. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Company’s proxy statement for the annual general meeting of shareholders.

      11. The Committee shall generally discuss earnings press releases, if any, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

With respect to periodic reviews and reports:

      12. Periodically, the Committee shall meet separately with each of management, internal auditors and the independent auditor.

      13. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

      14. The Committee may create an internal audit function if it deems it to be necessary, and in that event shall review, based on the recommendation of the independent auditor and the internal audit function, the scope and plan of the work to be done by the internal audit function, and the results of such work.

      15. The Committee shall discuss the Company’s policies with respect to risk assessment and risk management.

      16. Periodically, the Committee shall review with management, the internal auditor and the independent auditor the adequacy and effectiveness of the Company’s systems and controls for monitoring and managing legal and regulatory compliance. The Committee shall also periodically review the Company’s policies and procedures regarding compliance with the Company’s Code of Ethics and Business Conduct for Employees, Officers and Directors.

      17. The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor or the performance of the independent audit function.

With respect to other matters:

      18. The Committee shall establish procedures for:

(a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

      19. The Committee shall establish the Company’s hiring policies for employees or former employees of the Company’s independent auditor.

Amendment

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

▼ FOLD AND DETACH HERE ▼

ANNUAL MEETING OF STOCKHOLDERS OF
MICRO LINEAR CORPORATION

August 4, 2004

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TIMOTHY A. RICHARDSON and MICHAEL SCHRADLE, jointly and severally, as Proxies, with full power of substitution, to vote all shares of Common Stock of Micro Linear Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company’s headquarters, 2050 Concourse Drive, San Jose, CA, on August 4, 2004 at 10:00 a.m., local time, or any postponement or adjournment thereof. The proxies are being directed to vote as specified on the reverse side hereof, or, if no specification is made, FOR the election of directors, FOR the selection of PricewaterhouseCoopers LLP as independent auditors and in accordance with their discretion on such other matters that may properly come before the Annual Meeting.

THE DIRECTORS RECOMMEND A FOR VOTE ON EACH ITEM.

(Continued and to be signed on the reverse side)

▼ FOLD AND DETACH HERE ▼

A	☒	Please mark your vote in blue or black ink as shown here

		FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT
		all nominees	for all nominees	(see instructions below)
1.	Election of Directors:	☐	☐	☐

Nominees:	David L. Gellatly,
Laura Perrone,
William B. Pohlman,
Timothy A. Richardson,
Joseph D. Rizzi,
A. Thampy Thomas

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and and write that nominee’s name on the line below:

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the 2004 fiscal year:	☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

	YES	NO
I plan to attend the Meeting:	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the space at left. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of directors and FOR Proposal 2.

Signature of Stockholder:	Date:	, 2004

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.